032781

NUMBER

CLA

CLASS A
COMMON STOCK

SHARES

CTM MEDIA HOLDINGS, INC.

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 22944D 10

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE OF $.01 EACH, OF

CTM MEDIA HOLDINGS, INC.

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CORPORATE SECRETARY

CTM MEDIA HOLDINGS, INC.
CORPORATE
SEAL
2009
DELAWARE

CHAIRMAN OF THE BOARD

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, N.Y.)
TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

032781

NUMBER

CLB

CLASS B
COMMON STOCK

SHARES

CTM MEDIA HOLDINGS, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 22944D 20 3

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK, PAR VALUE OF $.01 EACH, OF

CTM MEDIA HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CORPORATE SECRETARY

CTM MEDIA HOLDINGS, INC. CORPORATE SEAL 2009 DELAWARE

CHAIRMAN OF THE BOARD

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, N.Y.)
TRANSFER AGENT
BY
AUTHORIZED SIGNATURE

032781

NUMBER

CLC

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS NOTED ON THE REVERSE SIDE HEREOF.

CLASS C
COMMON STOCK

SHARES

CTM MEDIA HOLDINGS, INC.

SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS C COMMON STOCK, PAR VALUE OF $.01 EACH, OF

CTM MEDIA HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

CTM MEDIA HOLDINGS, INC.
CORPORATE
SEAL
2009
DELAWARE

CORPORATE SECRETARY

CHAIRMAN OF THE BOARD

COUNTERSIGNED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, N.Y.)
TRANSFER AGENT
BY
AUTHORIZED SIGNATURE